Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BRIAZZ, INC. (the “Company”) on Form 10-Q for the thirteen weeks ended March 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Victor D. Alhadeff, the Chief Executive Officer, Chief Financial Officer, Secretary and Chairman of the Board of Directors of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 14, 2003

/s/ Victor D. Alhadeff

Victor D. Alhadeff Chief Executive Officer, Chief Financial Officer, Secretary and Chairman of the Board of Directors

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